UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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ExlService Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!EXLSERVICE HOLDINGS, INC.2021 Annual MeetingVote by June 15, 202111:59 PM ETEXLSERVICE HOLDINGS, INC. 320 PARK AVENUE, 29TH FLOORNEW YORK, NEW YORK 10022You invested in EXLSERVICE HOLDINGS, INC. and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2021. Get informed before you voteView the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 2, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone usersPoint your camera here and vote without entering a control numberV1 Vote Virtually at the Meeting*June 16, 20219:30 AM EDTVirtually at:www.virtualshareholdermeeting.com/EXLS2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board RecommendsVoting Items1. Election of Directors Nominees:1a. Garen StaglinFor1b. Rohit KapoorFor1c. Anne MintoFor1d. Som MittalFor1e. Clyde OstlerFor1f. Vikram PanditFor1g. Kristy PipesFor1h. Nitin SahneyFor1i. Jaynie StudenmundFor 2. The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2021.ForFor3. The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company.NOTE: The proxies are authorized to act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D42647-P53778